UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
April 22, 2005

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1st CENTENNIAL BANCORP
(Exact Name of Registrant as Specified in its Charter)

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California (State or other jurisdiction of incorporation or organization)	000-29105 (Commission File No.)	91-1995265 (I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373
(Address of Principal Executive Offices) (Zip Code)

(909) 798-3611
(Registrant’s Telephone Number including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 22, 2005, 1st Centennial Bancorp (“1st Centennial”) issued a press release in which it announced earnings for the three months ended March 31, 2005. The release is attached hereto as Exhibit 99.5

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibit 99.5 Press Release dated April 22, 2005 announcing earnings for the three months ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 22, 2005	1st CENTENNIAL BANCORP

	By:	/s/ Beth Sanders
Beth Sanders
Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description	Page

99.5	Press Release dated April 22, 2005 announcing earnings for the three months ended March 31, 2005.	5